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                                                                    EXHIBIT 32.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of General Growth Properties, Inc. (the "Company") on Form 10-K for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard Freibaum, in my capacity as Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ BERNARD FREIBAUM
                                          --------------------------------------
                                                     Bernard Freibaum
                                                 Chief Financial Officer

March 21, 2005